Exhibit 99.1
Company Presentation January 2009

2 Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Superior expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by Superior based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Superior's control, which may cause Superior's actual results to differ materially from those implied or expressed by the forward-looking statements. These risks include a decrease in domestic spending by the oil and natural gas exploration and production industry, a decline in or substantial volatility of crude oil and natural gas commodity prices, the loss of one or more significant customers, the loss of or interruption in operations of one or more key suppliers, the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment. These risks and uncertainties are detailed in Superior's Annual Report on Form 10-K for the year ended December 31, 2007 and other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward- looking statements.

3 Company Overview

4 Superior Overview Leading Provider of Comprehensive, High-Tech Well Completion Services Market Data: Market Capitalization $235.9 MM (12/31/08) Exchange/Ticker NASDAQ: SWSI Daily Volume 246,000 Shares (1 Mo Avg Daily Vol) Shares Outstanding 23.6MM Insider Ownership 43% Debt at 9/30/08 15% of Book Capitalization (37% pro forma for Diamondback basis)

5 Core Competency - Differentiation Technical fluids expertise is our core competency Capable of working in every onshore basin in the U.S. Service quality focus (98%+ success rating from our customers)

6 Service Matrix Stimulation Nitrogen Cementing Downhole Surveying Rental Tools Fluid Logistics Coil Tubing SWSI X X X X X X RES X X X X X CPX X X X X X X X CFW X X X X TCW X X X X WFT X X X X

7 Diamondback Adds Substantial HHP CFW TCW CPX RES SWSI 153 186 200 290 295 0 0 0 0 128 Diamondback Source: Company disclosures. SWSI is one of the largest independent pressure pumpers in U.S.

8 U.S. Natural Gas Trend 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Offshore 4.69 4.46 4.35 4.42 4.67 4.56 4.75 4.63 4.52 4.19 4.11 4.18 3.83 3.81 3.35 2.69 2.646371 2.89378 Associated-Dissolved 2.69 2.72 2.74 2.55 2.57 2.57 2.54 2.58 2.73 2.92 2.83 2.77 2.57 2.43 2.28 2.15 2.229463 2.164532 Conventional 7.35 7.24 7.22 7.16 7.1 6.85 6.56 6.25 5.97 5.92 5.98 5.92 5.68 5.61 5.19 4.94 5.201419 5.368935 Unconventional 2.7 2.88 3.12 3.57 3.96 4.18 4.56 5.02 5.38 5.37 5.83 6.3 6.59 6.79 7.5 7.99 8.14066 8.341501 Source: EIA U.S. Lower 48 Natural Gas Production Unconventional Gas Production Unconventional gas wells require stimulation, multi-stage fracs and technical fluids expertise

34 Service Centers Serving Most Active Drilling Basins Since 1997, Grown from 2 to 34 Service Centers 423,000 horsepower pro forma with Diamondback asset acquisition Facts Founded: 1997 Nasdaq Ticker: SWSI Employees: 2,629 as of December 1, 2008 www.swsi.com Service Centers: 34 9/30/08 Revenues: $359.2 MM (pro forma $561.3 MM)

Located in Active Drilling Basins Service centers located in plays with compelling economics

11 Growth Strategy Horizontal Growth (New Services in Existing Centers) Down-Hole/Cementing/Stimulation/Nitrogen Foundation of Operational Excellence and Proprietary Processes Vertical Growth (New Service Centers) Since 1997, 2 to 34 Centers

12 Today's Well Completion Market Super High-Tech High-Tech Low-Tech Exploratory 12,000 to 15,000 PSI > 325°+ F 40% to 45% SWSI Expertise 40 to 45% Slick Water Fracs, Price Sensitive 10% to 15% Resource Plays Nitrogen, Cross-Linked Fluids Challenging Down-Hole Environments Reliability and Quality Valued R&D Market Segment Market Size (Est) 3 Major Providers 5-8 Primary Providers Many Providers Low-Tech <8,000 PSI <10,000 Feet Less than 250°+ F Technical Fluids >8,000 to 12,000 PSI 250°to 325°+ F

13 Growing Revenue and EBITDA (1). 7-year compound annual growth rate. (2)-EBITDA is a "Non-GAAP" financial measure. We define EBITDA as net income plus interest expense, taxes, depreciation and amortization expense. Other companies may define EBITDA differently and we make no representation as to the comparability of our EBITDA to the EBITDA of other companies. 57% CAGR (1) Revenue 62% CAGR (1) EBITDA(2)

14 EBITDA (Non-GAAP Financial Measure) 2000 2001 2002 2003 2004 2005 2006 2007 9 Mos. Ended 9/30/08 Net Income $1,336 $5,775 $5,346 $8,214 $9,797 $9,467 $31,923 $37,755 $26,901 Income Tax Expense 0 0 0 0 0 13,826 20,791 24,570 18,756 Interest Expense 73 5 35 78 310 566 478 282 876 Depreciation & Amortization 1,423 1,786 2,467 3,465 5,057 8,698 14,453 25,277 28,554 EBITDA $2,832 $7,566 $7,848 $11,757 $15,164 $32,557 $67,645 $87,884 $75,087 Reconciliation of EBITDA to Net Income (amounts in thousands):

15 Operations Overview

16 Diversified Revenue Stream - 9/30/2008 Stimulation Cementing Nitrogen Down-Hole Surveying 0.63 0.19 0.07 0.11 Comprehensive, High-Tech Well Completion Service Line: Technical Pumping: Stimulation, Nitrogen and Cementing Down-Hole Surveying: Well Logging and Perforating

17 Cementing - Technical Pumping Cementing Critical for Protecting Fresh Water Zones and Isolating Productive Zones 71 Cementing Crews (3 to 6 Employees Each) 239 Cement Trucks Created Cement Testing Lab 2006 Up to 14,400 Feet and 300° F Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Cementing 19% %Revenue (9/30/2008) Target Zone Cementing

18 Logging - Down-Hole Surveying Logging

19 Logging - Down-Hole Surveying Open-Hole Logging for Identifying Target Zone Characteristics 54 Logging and Perforating Crews (2 to 4 Employees Each) 29 Logging Trucks Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging %Revenue (9/30/2008) Cementing 19%

20 Perforating - Down-Hole Surveying Perforating

21 Perforating - Down-Hole Surveying Cased-Hole Perforating Services Use Explosives to Penetrate the Producing Zones 83 Perforating Trucks and Cranes Up to 17,000 Feet and 6,000 psi Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Cementing 19% %Revenue (9/30/2008) Logging and Perforating 11%

22 Nitrogen - Technical Pumping Nitrogen

23 Nitrogen - Technical Pumping Foam-Based Nitrogen Stimulation for CBM, Shales, Tight Gas Sands, and Low-Pressure Reservoirs 51 Nitrogen Pump Trucks 38 Nitrogen Transport Vehicles 9 Crews (3-8 Employees Each) Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Nitrogen Cementing 19% Logging and Perforating 11% Nitrogen 7% %Revenue (9/30/2008)

24 Stimulation - Technical Pumping Stimulation

25 Stimulation Stimulation - Technical Pumping Fracturing and Acidizing for Increasing Flow of Oil and Gas from Producing Zones Specialized Equipment 37 Crews (6 to 30 Employees) 785 Vehicles (High-Tech Pump Trucks, Blenders and Frac Vans) Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Nitrogen %Revenue (9/30/2008) Stimulation 63% Nitrogen 7% Logging and Perforating 11% Cementing 19%

26 Diamondback Acquisition Strategic Rationale Increase market share without increasing industry capacity Improve ability to balance capacity over a larger geographic base Broaden service lines Apply key supply agreements and best practices over larger fleet Transaction Information $225 million purchase price ($259 TTM revenue for assets purchased) Pressure pumping (128,000 HHP) Fluid logistics and completion Production and rental tools business Limited territorial overlap with SWSI centers Most equipment <3 years old Same suppliers used by SWSI

Diamondback Acquisition Financing Purchase price: $225 million TTM Revenue for Diamondback Assets - $259 million

28 Diversified Revenue Stream - Pro Forma 9/30/2008 Technical Pumping: Stimulation, Nitrogen and Cementing Down-Hole Surveying: Well Logging and Perforating Rental and Completion: Rental Tool, Completion and Plugging & Abandonment Fluid Logistics: Storage, Transportation and Disposal Comprehensive, High-Tech Well Completion Service Line:

29 Financial Overview

30 Strong Balance Sheet Historical 9/30/2008 Cash and Equiv. $ 6,429 Other Current Assets 106,379 PPE, net 286,146 Other 14,956 Total Assets 413,910 Current Liabilities 40,848 Long-Term Debt 51,470 Other 0 Deferred Taxes 39,307 Stockholder's Equity 282,285 Total Liab & S.E. $413,910 Pro Forma for Diamondback Transaction at 9/30/08 Debt $209,321 Debt / Total Capital 37%

31 Financial Durability-Debt to Cap Manageable debt load, even after transformational acquisition >$100 MM of availability on revolver's borrowing base Favorable terms for new debt compared to recent deals SWSI Peer group includes KEG, PTEN, BJS, CFW.TO, OIS, RES, TTI, TCW.TO, SPN, HAL and SLB.

32 Investments for Service Quality Newer, More Reliable Fleet for Delivering Quality Completion Services Diamondback

33 How We Measure Up - Growth SWSI AVG 0.3 0.2 SWSI AVG 1.08 0.76 EBITDA(1) Growth 2007 vs. 2006 EBITDA(1) Growth 2006 vs. 2005 (1) EBITDA is a "Non-GAAP" financial measure. We define EBITDA as net income plus interest expense, taxes, depreciation and amortization expense. In 2006, net income, taxes, interest expense and depreciation and amortization were $31.9 million, $20.8 million, $0.5 million and $14.5 million, respectively. In 2007, net income, taxes, interest expense and depreciation and amortization expense were $37.8 million, $24.6 million, $0.3 million and $25.3 million, respectively. Other companies may define EBITDA differently and we make no representation as to the comparability of our EBITDA to the EBITDA of other companies. (2) Peer group average includes PDC, KEGS, PTEN, BJS, CFW.TO, CLB, WHQ, OIS, RES, TTI, TCW.TO, SPN, BAS, HAL and SLB. Source: Bloomberg.

34 EBITDA Growth Rankings Differentiation Provides Top Quartile EBITDA Growth 2007 vs. 2006 EBITDA growth rankings. Peer group includes KEG, PTEN, BJS, CFW.TO, WHQ, OIS, RES, TTI, TCW.TO, SPN, HAL and SLB. Source: Bloomberg. TCW PTEN TTI BJS CFW KEG OIS HAL WHQ SWSI SLB RES SPN -0.31 -0.31 -0.12 -0.08 -0.06 0.04 0.04 0.08 0.24 0.3 0.3 0.35 0.51 SWSI

35 Company Highlights High Service Quality Valued Regardless of Cycle Advantage in Comprehensive, High-Tech Well Completions High-Margin Technical Fluids/Pumping Expertise Operational and Financial Durability Geographic diversification Broadened service line Strong balance sheet 10 Years of Consistent Performance and Growth Revenue - 57% CAGR 7-Years EBITDA - 62% CAGR 7-Years Experienced Management Owns 14% of Shares Outstanding